THE ISSUE PRICE OF THIS NOTE IS $50,000.00

Principal Amount: $50,000.00	Issue Date: April 9, 2020
Purchase Price: $50,000.00

PROMISSORY NOTE

FOR VALUE RECEIVED, GENEREX BIOTECHNOLOGY CORPORATION, a Delaware corporation with a business address located at 10102 USA Today Way, Miramar, Florida, 33025 ("Debtor") promises to pay to the order of Michael Caridi (“Lender") the sum of FIFTY THOUSAND DOLLARS (US $50,000.00) in lawful currency of the United States of America together with simple interest as specified herein until such obligation is satisfied in full (the “Note”).

Whereas, Debtor, upon closing of the this Note, in accordance with the terms herein, agrees to issue in book entry form to Lender TEN THOUSAND (10,000) restricted shares of common stock of Debtor (“GNBT Stock”). Any such shares that may be transferred to Lender under Default shall also be unregistered and restricted, unless Debtor has free trading shares available.

1.       Rate of Interest. Debtor shall pay interest to Lender on the unpaid principal balance of the Note hereunder at the rate of ten percent (10.00%) simple interest per annum with interest payable per quarter.

2.       Payment Schedule. This Note shall be repaid at the earlier of (i) from any funding received from Debtor after the Issue Date or (ii) one year from the Issue Date. This Note shall be repaid as follows: FIFTY THOUSAND DOLLARS (US $50,000.00) and accrued interest payable in USD currency. In addition, Debtor shall issue to Lender, in book entry form, TEN THOUSAND (10,000) restricted shares of GNBT Stock.

3.       Purpose of Loan. With this obligation Debtor is recognizing sums owed for the use of paying the down payment to EpiVax Inc. for the peptide development and license. Debtor warrants and represents to Lender that this loan is for business and commercial purposes.

4.       Representations and Warranties. Debtor warrants and represents that it has the right, power and authority to execute, deliver and perform this Note and to incur this obligation. No consent, approval, or authorization of, or declaration of filing within any governmental authority, and no consent of any other person, is required in connection with Debtor’s execution, delivery, and performance of this Note and related documents except for those already duly obtained. All transaction documents have been duly executed and delivered by Debtor and constitute a legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms.

5.       Waiver of Default. No waiver by Lender of any default shall be effective unless in writing, nor operate as a waiver of any other default or of the same default in the future.

6.       Change of Address. Debtor will immediately notify Lender in writing of any change of address from that shown herein.

7.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, disregarding any rules relating to the choice or conflict of laws.

8.       Enforceability. The unenforceability of any specific provision hereof shall not affect the validity of any other provision hereof.

9.       Binding Agreement. All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor. If there be more than one Debtor, their liabilities shall be joint and several. All rights of Lender hereunder shall inure to the benefit of its successors and assigns.

10.       Assignment. Neither party may assign this Agreement without the prior written permission of the other, which shall not be unreasonably withheld, except upon Debtor’s sale of substantially all of its assets or stock resulting in a change of control of the Debtor.

11.        Entire Agreement. This Note, along with that letter agreement of same date, constitutes the entire agreement between and among the parties with respect to the subject matter hereof. There are no verbal understandings, agreements, representations or warranties not expressly asset forth herein. The Note shall not be changed orally, but only by writing signed by the parties hereto.

13.       DEBTOR ACKNOWLEDGES ALL OF THE TERMS AND CONDITIONS OF THIS PROMISSORY NOTE. BY EXECUTION HEREOF, THE UNDERSIGNED OFFICER OF THE DEBTOR HEREBY CERTIFIES THAT HE IS DULY AUTHORIZED TO EXECUTE THIS PROMISSORY NOTE ON BEHALF OF THE DEBTOR IN THE CAPACITY STATED BELOW.

SIGNATURE PAGE TO FOLLOW

1

Executed Date: 04/10/2020

MICHAEL CARIDI (LENDER)

By: /s/ Michael Caridi

Michael Caridi

GENEREX BIOTECHNOLOGY CORPORATION (DEBTOR)

By: /s/ Joseph Moscato

Print Name: Joseph Moscato

Title: CEO & President

Address:

10102 USA TODAY WAY

MIRAMAR, FL 33025

Attn: Joseph Moscato

Email: jmoscato@nugenerex.com